UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
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PowerShares Actively Managed Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

February 25, 2010

Dear Shareholder:

I am writing to invite you to the special meeting of shareholders of PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") with respect to all of its portfolios (the "Funds") to be held at 3:00 p.m. (Central Time), Monday, March 22, 2010, at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187. At this meeting, you are being asked to vote on the following proposals and to transact such other business as may properly come before the meeting or any adjournments thereof:

1.  To elect seven (7) trustees to the Board of Trustees of the Trust.

2.  For shareholders of each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund, to approve a new investment sub-advisory agreement between Invesco PowerShares Capital Management LLC and Invesco Advisers, Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. on behalf of each such Fund.

The Board of Trustees of the Trust has unanimously approved and recommends that you vote FOR the proposals.

Please review and consider the enclosed materials carefully. Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the internet.

PowerShares has retained The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies. If we have not received your vote as the meeting date approaches, you may receive a call from them asking for your vote. Please call 1-800-884-5197 with any questions concerning the proxy.

Sincerely,

H. Bruce Bond
Chairman

Your vote is important regardless of the size of your holdings. Please vote today.

PowerShares Actively Managed Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The special meeting of shareholders of each portfolio listed on Appendix A of the proxy statement (each, a "Fund" and collectively, the "Funds") of PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") will be held at 3:00 p.m. (Central Time), Monday, March 22, 2010, at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187.

At the meeting, shareholders will be asked to consider and vote upon the following proposals and to consider and act upon any other business which may properly come before the meeting or any adjournments thereof:

1.  To elect seven (7) trustees to the Board of Trustees of the Trust.

2.  For each of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund, to approve a new investment sub-advisory agreement between Invesco PowerShares Capital Management LLC and Invesco Advisers, Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. on behalf of each such Fund.

The Board of Trustees of the Trust has unanimously approved and recommends that you vote FOR the proposals.

Only shareholders of record of a Fund as of the close of business on February 1, 2010 are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

All shareholders of the Funds are cordially invited to attend the meeting. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote easily and quickly by mail, telephone or through the internet. To vote by mail, please complete and mail your proxy card(s) in the enclosed postage-paid return envelope. To vote by telephone, please call the toll-free number located on your proxy card(s) and follow the recorded instructions, using your proxy card(s) as a guide. To vote through the internet, go to the internet address provided on your proxy card(s) and follow the instructions, using your proxy card(s) as a guide. You may revoke your proxy at any time prior to the meeting.

By Order of the Board of Trustees of each Trust,

Bruce T. Duncan
Secretary

February 25, 2010

PowerShares Actively Managed Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To be held on March 22, 2010

This proxy statement is being furnished by the Board of Trustees (the "Board") of PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") in connection with the solicitation of proxies to be voted at the special meeting of shareholders of each portfolio of the Trust listed on Appendix A (each, a "Fund" and collectively, the "Funds") to be held on Monday, March 22, 2010, at 3:00 p.m. (Central Time) at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187 or any adjournments thereof. The Notice of Special Meeting, this proxy statement and the proxy card(s) are expected to be mailed to shareholders on or about February 25, 2010.

Proposals/Shareholders Entitled to Vote

As of February 1, 2010, the number of shares of each Fund of the Trust outstanding and entitled to vote at the meeting is set forth in Appendix A. Each full share will be entitled to one vote at the meeting and each fraction of a share will be entitled to the proportionate fractional vote. The proposals (each, a "Proposal" and collectively, the "Proposals") to be voted on and the shareholders who may vote on them are provided below:

Proposal	Shareholders Entitled to Vote
1. To elect seven (7) trustees to the Board of the Trust.	Shareholders of all Funds of the Trust.

2. For each of PowerShares Low Duration Fund (the "Low Duration Fund") and PowerShares Mega Cap Fund (the "Mega Cap Fund"), to approve a new investment sub-advisory agreement between Invesco PowerShares Capital Management LLC and Invesco Advisers, Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. on behalf of each such Fund.	Shareholders of each of the Low Duration Fund and the Mega Cap Fund, voting separately.

The failure to approve a Proposal by one Fund will not affect the approval by another Fund. Shareholders of the Funds of the Trust will vote together to elect the trustees to the Board of the Trust.

Proxies

If you do not expect to be present at the meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the meeting in accordance with your instructions for each Proposal on which you are entitled to vote. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending and voting in person at the meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the meeting and vote your shares or revoke a previous proxy at the meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

If your proxy has not been revoked, the shares represented by the proxy will be cast at the meeting and any adjournments thereof. Attendance by a shareholder at the meeting does not, in itself, revoke a proxy.

The Board of the Trust unanimously recommends that you vote FOR the Proposals set forth in the Notice of Special Meeting of Shareholders.

For information about the Board's deliberations regarding the proposed investment sub-advisory agreement for each of the Low Duration Fund and the Mega Cap Fund, please see "Board Considerations" under Proposal 2.

PROPOSAL 1
ELECTION OF TRUSTEES

Shareholders of the Funds of the Trust are being asked to elect the nominees to the Board of the Trust as shown in the table below. All of the nominees currently serve as trustees of the Trust. An Independent Trustee recommended Mr. Barre as a nominee. The parent of PowerShares recommended Mr. Carome as a nominee. At a meeting held on January 27, 2010, the Board approved increasing the size of the Board and, upon the recommendation of the Nominating and Governance Committee of the Board, nominated the nominees for election to the Board.

Independent Trustee Nominees	Non-Independent Trustee Nominees
Ronn R. Bagge	H. Bruce Bond
Todd J. Barre	Kevin M. Carome
Marc M. Kole
Philip M. Nussbaum
Donald H. Wilson

If all of the nominees are elected, the Board of the Trust will consist of five trustees who are not considered to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Board of the Trust also will consist of two trustees who are considered to be "interested persons" of the Trust as defined in the 1940 Act (the "Non-Independent Trustees"), because of their affiliation with PowerShares.

The Independent Trustee nominees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the open-end exchange-traded fund trusts for which PowerShares serves as investment adviser (the "Fund Family") overseen by the Independent Trustee nominees and other directorships, if any, held by the Independent Trustee nominees are shown below. The information in the following table is as of February 1, 2010.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (52) YQA Capital Management, LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	102	None

Todd J. Barre (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	102	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Marc M. Kole (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	102	None

Philip M. Nussbaum (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (2004-Present); formerly, Managing Director, Communication Institute (2002-2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (1994-1999)	102	None

Donald H. Wilson (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	102	None

* This is the period for which the trustee began serving the Trust. Each trustee serves an indefinite term, until his successor is elected.

The Non-Independent Trustee nominees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Family overseen by the Non-Independent Trustee nominees and the other directorships, if any, held by the Non-Independent Trustee nominees, are shown below. The information in the following table is as of February 1, 2010.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Non- Independent Trustee	Other Directorships Held by Non- Independent Trustee
H. Bruce Bond (46) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2007	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	102	None

Kevin M. Carome (53) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Aim Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	102	None

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (35) Invesco Aim Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, Texas 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (55) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Benjamin Fulton (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (28) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President of Portfolio Management—Invesco PowerShares Capital Management LLC (2007-Present); formerly, Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (52) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin R. Gustafson (44) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2008	General Counsel, Invesco PowerShares Capital Management LLC (2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (2004-2008)

* This is the period for which the trustee/officer began serving the Trust. Each trustee/officer serves an indefinite term, until his successor is elected.

Responsibilities of the Board

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. During the fiscal year ended October 31, 2009, the Board of the Trust held six meetings.

The Board has an Audit Committee, consisting of all of the Independent Trustees. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2009, the Audit Committee of the Trust held four meetings.

The Board also has a Nominating and Governance Committee consisting of all of the Independent Trustees. The Board has adopted a written charter of the Nominating and Governance Committee, which is attached as Appendix B. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below. During the fiscal year ended October 31, 2009, the Nominating and Governance Committee held four meetings.

Shareholders may send communications to the trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Compensation of Trustees

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for his service as trustee (the "Retainer"). Effective May 1, 2009, the Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Prior to May 1, 2009, the Trust paid $25,000 of the Retainer and the other trusts in the Fund Family paid the remainder of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. The Non-Independent Trustees do not receive any compensation from the Funds for their service as trustees.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the trustee receives for serving on the Board throughout the year. Each eligible trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds in the Fund Family that are offered as investment options under the DC Plan. At the trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the trustee. The rights of an eligible trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The table below shows the compensation paid to the trustees for the fiscal year ending October 31, 2009.

Name of Trustee Total	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Compensation Paid from Fund Family(1)
Ronn R. Bagge	$13,525		N/A	$205,000
Todd J. Barre	$0	(2)	N/A	$0	(2)
Marc M. Kole	$13,525		N/A	$205,000
Philip M. Nussbaum	$13,375		N/A	$195,000
Donald H. Wilson	$13,375		N/A	$195,000
H. Bruce Bond	N/A		N/A	N/A
Kevin M. Carome	N/A		N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family as of October 31, 2009 before deferral by the trustees under the DC Plan. As of October 31, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $39,144 and $395,746, respectively.

(2)  Mr. Barre did not receive any compensation from the Trust during its last fiscal year as he was not a member of the Board during such time.

Share Ownership Information

The dollar range of shares beneficially owned in each Fund and in all Funds of the Trust by each trustee as of December 31, 2009 is shown in Appendix C. Unless otherwise noted in Appendix C, as of February 1, 2010, no persons are known by the Trust to own of record or beneficially more than 5% of a Fund's outstanding shares.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote. This means that the seven nominees who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor or withheld.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR each of the nominees.

PROPOSAL 2
APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR LOW DURATION FUND AND MEGA CAP FUND

Background for the Proposal

The Board recommends that shareholders of each of the Low Duration Fund and the Mega Cap Fund (each, an "Active Fund" and together, the "Active Funds") approve a new investment sub-advisory agreement between PowerShares and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each, an "Affiliated Sub-Adviser" and collectively, the "Affiliated Sub-Advisers") on behalf of each such Fund (the "Proposed Sub-Advisory Agreement").

The Proposed Sub-Advisory Agreement would permit PowerShares to obtain from time to time from each Affiliated Sub-Adviser investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the Affiliated Sub-Advisers investment management authority if PowerShares believes that doing so would benefit the

Active Funds. PowerShares believes that the Proposed Sub-Advisory Agreement will provide flexibility and allow PowerShares to access a broader talent base to build the best portfolio management teams to serve the Active Funds by allowing the Active Funds to access portfolio managers and investment personnel located in other offices, including those outside the United States, who might have specialized expertise with respect to local companies, markets and economies and/or various types of investments and investment techniques.

Invesco Advisers, Inc. currently serves as the sub-adviser for the Active Funds pursuant to its investment sub-advisory agreement with PowerShares. The investment sub-advisory agreement between Invesco Advisers, Inc. and PowerShares will terminate upon shareholder approval of the Proposed Sub-Advisory Agreement, and Invesco Advisers, Inc. will become one of the approved Affiliated Sub-Advisers under the Proposed Sub-Advisory Agreement.

Similar to the fee structure currently in place for Invesco Advisers, Inc., each Affiliated Sub-Adviser providing advisory services will receive on a monthly basis, with respect to the assets it manages, 40% of PowerShares' monthly compensation. The aggregate monthly compensation paid to the Affiliated Sub-Advisers will not exceed 40% of PowerShares' monthly compensation. Because PowerShares will continue to pay all of the sub-advisory fees charged by the Affiliated Sub-Advisers to the Active Funds, the Proposed Sub-Advisory Agreement will not affect the fees paid by the Active Funds to the Affiliated Sub-Advisers. The Affiliated Sub-Advisers are sub-advisers for another fund for which PowerShares is the investment adviser. The terms of the Proposed Sub-Advisory Agreement, the form of which is set forth in Appendix D, are substantially the same as the investment sub-advisory agreement in place for the other fund.

Assuming shareholder approval, the Proposed Sub-Advisory Agreement shall continue in effect until April 30, 2011 and from year to year thereafter provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any Active Fund, by vote of a majority of the outstanding voting securities of that Active Fund. The Proposed Sub-Advisory Agreement may be terminated with respect to an Active Fund without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Active Fund on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by PowerShares on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to PowerShares and the Trust. Should the Proposed Sub-Advisory Agreement be terminated with respect to an Affiliated Sub-Adviser, PowerShares shall assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until PowerShares appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. Termination of the Proposed Sub-Advisory Agreement with respect to one or both of the Active Funds or one or more Affiliated Sub-Adviser(s) shall not affect the continued effectiveness of the

Proposed Sub-Advisory Agreement with respect to the other Active Fund or the remaining Affiliated Sub-Adviser(s).

Each Affiliated Sub-Adviser is a registered investment adviser and an indirect wholly-owned subsidiary of Invesco Ltd., the parent company of PowerShares. Invesco Ltd. is a Bermuda company located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Invesco Advisers, Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, has acted as an investment adviser since 1988.

Invesco Asset Management Deutschland GmbH, located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322, has acted as an investment adviser since 1998.

Invesco Asset Management Limited, located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom, has acted as an investment adviser since 2001.

Invesco Asset Management (Japan) Limited, located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomo 4-chrome, Minato-ku, Tokyo 105-6025, Japan, has acted as an investment adviser since 1996.

Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, has acted as an investment adviser since 1983.

Invesco Hong Kong Limited, located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, has acted as an investment adviser since 1994.

Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Trimark Ltd., located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, has acted as an investment adviser since 1981.

Please see Appendix E for additional information pertaining to the Affiliated Sub-Advisers, including:

•  the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser; and

•  a list of the current trustees and officers of the Trust who (i) are officers, employees, directors or shareholders of the Affiliated Sub-Advisers and (ii) are not directors of the Affiliated Sub-Advisers and own, or have the option to purchase, shares of Invesco Ltd. or any of the Affiliated Sub-Advisers.

Board Considerations

At a meeting held on January 27, 2010, the Board of the Trust, including the Independent Trustees, approved for each of the Active Funds the Proposed Investment Sub-Advisory Agreement between PowerShares and the following eight affiliated sub-advisers: Invesco Advisers, Inc. (formerly known as Invesco

Institutional (N.A.), Inc.); Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Trimark Ltd.

The Trustees considered that the Affiliated Sub-Advisers serve as sub-advisers for another fund managed by PowerShares, and that as part of their annual contract renewal process, they had renewed the investment sub-advisory agreement for that fund following a multi-month review process that concluded at their April 2009 meeting. The Trustees also considered that Invesco Advisers, Inc. represented that the information provided with respect to the Affiliated Sub-Advisers in connection with that contract renewal meeting had not changed materially.

In approving the Proposed Sub-Advisory Agreements, the Trustees considered: (i) the nature, extent and quality of services to be provided, (ii) the cost of services to be provided, (iii) the extent to which economies of scale may be realized as the Active Funds grow, (iv) whether the fee level reflects any possible economies of scale for the benefit of shareholders of the Active Funds, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Affiliated Sub-Advisers from their relationship with the Active Funds. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Proposed Sub-Advisory Agreement for each Active Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Proposed Sub-Advisory Agreement. The Board considered the benefits described by Invesco Advisers, Inc. in having multiple Affiliated Sub-Advisers. The Board noted that investment personnel at Invesco Advisers, Inc. currently are responsible for the day-to-day management of the Active Funds pursuant to its investment sub-advisory agreement with PowerShares, which will terminate upon shareholder approval of the Proposed Sub-Advisory Agreement, and that the Proposed Sub-Advisory Agreement will provide flexibility to access a broader talent base of portfolio managers and facilitate Invesco's global trading desk strategy. The Board reviewed the qualifications and background of each Affiliated Sub-Adviser and the resources made available to the Affiliated Sub-Advisers' personnel.

Based on their review, the Trustees concluded that the nature and extent of services to be provided under the Proposed Sub-Advisory Agreement were appropriate and that the quality was expected to be good.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by PowerShares and the Affiliated Sub-Advisers on the sub-advisory fee rate under the Proposed Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee to be paid to each Affiliated Sub-Adviser is the same fee charged by the Affiliated Sub-Advisers for sub-advisory services for other funds and is consistent with the compensation structure used throughout Invesco when Invesco's affiliates provide sub-advisory services to other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fees for the Active Funds and noted that PowerShares compensates the Affiliated Sub-Advisers from its fee.

The Trustees noted that the Affiliated Sub-Advisers did not provide an estimate of their profitability in connection with the management of the Active Funds, but noted that the Board previously had considered PowerShares' profitability and concluded that the fees appeared to be reasonable in comparison with the costs of providing advisory services to the Active Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees noted that PowerShares charges each Active Fund a unitary advisory fee and that any reduction in fixed costs associated with the management of the Active Funds would be enjoyed by PowerShares, but a unitary fee provides certainty in expenses for the Active Funds. The Trustees considered whether the sub-advisory fee rate for the Active Funds is reasonable in relation to the asset size of the Active Funds, and concluded that the flat sub-advisory fees were reasonable and appropriate.

The Trustees noted that the Affiliated Sub-Advisers had not identified any further benefits that they derived from their relationship with the Active Funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Proposed Sub-Advisory Agreement. No single factor was determined in the Board's analysis.

Required Vote

Approval of the investment sub-advisory agreement for each of PowerShares Low Duration Fund and PowerShares Mega Cap Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Recommendation of the Board

The Board recommends that shareholders of each of PowerShares Low Duration Fund and PowerShares Mega Cap Fund vote FOR the proposal.

OTHER MATTERS

The Board knows of no other matters that may come before the meeting, other than the proposals as set forth above. If any other matter properly comes before the meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Brokerage Commissions to Affiliates

During the fiscal year ended October 31, 2009, no brokerage commissions were paid to affiliated brokers.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC") serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund's financial statements and reviews each Fund's federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the meeting.

PwC's Fees and Services

PwC billed aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2009	Percentage of Services Approved for Fiscal Year End 2009 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2008	Percentage of Services Approved for Fiscal Year End 2008 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$100,000	N/A	$90,000	N/A
Audit-Related Fees(2)	$0	0%	$3,000	0%
Tax Fees(3)	$41,525	0%	$13,000	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$141 525	0%	$106,000	0%

PwC billed the Trust aggregate fees of $41,525 for the fiscal year ended October 31, 2009 and $16,000 for the fiscal year ended October 31, 2008, for non-audit services rendered to the Trust.

(1)  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Trust's Audit Committee and approved by the Trust's Audit Committee prior to the completion of the audit.

(2)  Audit-Related Fees for the fiscal year ended October 31, 2008 includes fees billed for reviewing certain registration statements.

(3)  Tax Fees for the fiscal year ended October 31, 2009 include fees billed for reviewing tax returns and for providing tax consultation services Tax Fees for fiscal year ended October 31, 2008 include fees billed for reviewing tax returns and providing tax consultation services.

PwC did not bill any fees for non-audit services rendered to PowerShares (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Trust for the fiscal years ended October 31, 2009 and October 31, 2008.

Audit Committee Pre-Approval Policies and Procedures

The Board's Audit Committee has adopted policies and procedures by which certain services provided by the independent registered public accounting firm are pre-approved, and such policies and procedures are included herein as Appendix F. In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during the fiscal years ended October 31, 2009 and October 31, 2008.

SERVICE PROVIDERS

Administrator, Custodian, Transfer Agent and Fund Accounting Agent. The Bank of New York Mellon ("BONY"), located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Trust.

Distributor. Invesco Aim Distributors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the distributor for the Funds.

Quorum

The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Trust or Fund, as applicable, entitled to vote and present in person or by proxy at the meeting shall constitute a quorum. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as shares present for purposes of determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any proposal as to which the abstention or broker non-vote applies. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Expenses

The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies to be voted at the meeting, including reimbursement to brokerage firms and others for their reasonable expenses in communicating with, and forwarding proxy solicitation materials to, the person(s) for whom they hold shares of the Funds, will be borne by PowerShares. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, who will not be paid for these services. The Trust also has engaged a proxy solicitation firm, The Altman Group, to solicit proxies by mail or by telephonic, telegraphic or oral communications. The Altman Group also has been engaged to solicit proxies for PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust. The cost for such solicitation on behalf of the Trust, PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust is not expected to exceed in the aggregate $2 million, plus out-of-pocket expenses. Fund specific solicitation costs shall be borne by the applicable funds. Other general solicitation costs shall be allocated 50% pro rata among the funds of the trusts, and 50% among the funds of the trusts based on average net assets.

Copies of the Funds' most recent annual reports are available without charge upon request to the Trust c/o Invesco PowerShares Capital Management LLC at 301 West Roosevelt Road, Wheaton, Illinois 60187, on the Funds' website at www.InvescoPowerShares.com or by calling Invesco PowerShares Capital Management LLC at 1-800-983-0903.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 22, 2010

The proxy statement and other proxy materials are available at www.proxyvote.com.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust generally is not required to hold annual meetings of shareholders and the Trust generally does not hold shareholder meetings in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Trust's charter documents.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

By Order of the Board of Trustees of the Trust,

Bruce T. Duncan
Secretary

February 25, 2010

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APPENDIX A

The Funds of the Trust and the number of shares of each Fund of the Trust outstanding and entitled to vote at the meeting as of the close of business on February 1, 2010 are set forth below.

PowerShares Actively Managed Exchange-Traded Fund Trust

Fund Name	# of Shares Outstanding
PowerShares Active Alpha Multi-Cap Fund	250,000
PowerShares Active AlphaQ Fund	200,000
PowerShares Active Low Duration Fund	250,000
PowerShares Active Mega Cap Fund	150,000
PowerShares Active U.S. Real Estate Fund	250,000
Total Shares Outstanding for PowerShares Actively Managed Exchange-Traded Fund Trust	1,100,000

A-1

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APPENDIX B

POWERSHARES FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board's Governance Guidelines and Procedures.

II.  COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members1 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.  MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nominating and Governance Committee shall:

A.  Board Nominations and Functions

1.  Identify and recommend individuals for director membership on the Board. The principal criterion for selection of candidates is their ability

1 Since the Fund is organized as a Massachusetts business trust or a Delaware statutory trust, all references to "directors" or "board members" shall be deemed to mean "trustees."

to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)  The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)  Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)  Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)  Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.  Review the Board's Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

3.  Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.  Review annually Independent Director compensation and recommend any appropriate changes to the Independent Directors as a group.

5.  Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

6.  Oversee the development and implementation by the Board's investment adviser and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B.  Committee Nominations and Functions

1.  Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.  Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.  Other Powers and Responsibilities

1.  Review this Charter annually and recommend changes, if any, to the Board.

2.  Monitor the performance of legal counsel employed by the Fund and by the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.

3.  Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.  Perform any other activities consistent with this Charter, the Fund's Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.  Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted:  December 16, 2005 (PowerShares Exchange-Traded Fund Trust) April 20, 2007 (PowerShares Exchange-Traded Fund Trust II) February 22, 2008 (PowerShares India Exchange-Traded Fund Trust) March 20, 2008 (PowerShares Actively Managed Exchange-Traded Fund Trust)

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APPENDIX C

The dollar range of shares beneficially owned in each Fund and in all Funds by each trustee as of December 31, 2009 is shown in the following table.

Name of Independent Trustee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family
Ronn R. Bagge	None	None	over $100,000

Todd J. Barre	None	None	None

Marc M. Kole	None	None	over $100,000

Philip M. Nussbaum	None	None	over $100,000

Donald H. Wilson	None	None	over $100,000

* Dollar range of shares owned in any Fund that is not identified in this table is "None."

Name of Non- Independent Trustee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family
H. Bruce Bond	PowerShares Active Low Duration Fund PowerShares Active Mega Cap Fund	over $100,000 over $100,000	over $100,000

Kevin M. Carome	None	None	None

* Dollar range of shares owned in any Fund that is not identified in this table is "None."

Except as follows, as of December 31, 2009, the trustees and officers of the Trust, as a group, owned less than 1% of each Fund's outstanding shares. The following trustees and/or officers beneficially owned 1% or more of a Fund's outstanding shares as of December 31, 2009, as noted below.

Fund Name	Name of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Active Mega Cap Fund*	H. Bruce Bond	10,000	6.67%

PowerShares Active Low Duration Fund*	H. Bruce Bond	39,800	15.92%

* As of December 31, 2009, the trustees and officers of PowerShares Actively Managed Exchange-Traded Fund Trust (other than Mr. Bond), as a group, owned less than 1% of the Fund's outstanding shares.

Unless otherwise noted below, as of January 29, 2010, no persons (other than trustees or officers of the Funds that may be noted immediately above) are known by the Trust to own of record or beneficially more than 5% of a Fund's outstanding shares.

PowerShares Actively Managed Exchange-Traded Fund Trust

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Active AlphaQ Fund	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	16,032	8.02%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	89,360	44.68%

PowerShares Active AlphaQ Fund	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	15,252	7.63%

	Goldman Sachs Execution & Clearing, L.P., 30 Hudson Street, Jersey City, NJ 07302	27,208	13.60%

PowerShares Active Alpha Multi-Cap Fund	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	15,852	6.34%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	98,174	39.27%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	18,766	7.51%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	17,019	6.81%

	Bear Stearns Securities Corp., 1 MetroTech Center North, Brooklyn, NY 11201	46,742	18.70%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Active Mega Cap Fund	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	12,020	8.01%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	32,958	21.97%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	10,052	6.70%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	20,289	13.53%

PowerShares Active Mega Cap Fund	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	13,752	9.17%

	PrimeVest Financial Services, Inc., 400 1st St S Suite 300, St. Cloud, MN 56301	17,351	11.57%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	8,249	5.50%

PowerShares Active Low Duration Fund	Bear Stearns Securities Corp., 1 MetroTech Center North, Brooklyn, NY 11201	66,625	26.65%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	31,176	12.47%

	Morgan Stanley DW Inc., 1221 Avenue of the Americas, New York, NY 10020	25,193	10.08%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	71,879	28.75%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Active U.S. Real Estate Fund	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	20,836	8.33%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	14,720	5.89%

	Raymond, James & Associates, Inc., 880 Carilion Parkway, St. Petersburg, FL 33716	17,720	7.09%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	30,974	12.39%

PowerShares Active U.S. Real Estate Fund	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	36,424	14.57%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	45,796	18.32%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	52,089	20.84%

APPENDIX D

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

Amended and Restated Investment Sub-Advisory Agreement made as of _____, 2010 by and among INVESCO POWERSHARES CAPITAL MANAGEMENT LLC (the "Adviser") and each of Invesco Advisers, Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Adviser" and collectively, the "Sub-Advisers").

WHEREAS, the Adviser entered into an Investment Advisory Agreement, dated March 20, 2008, and subsequently amended thereto (the "Advisory Agreement"), with PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

WHEREAS, the Adviser entered into an Investment Sub-Advisory Agreement with the Sub-Advisers dated November 20, 2008, and subsequently amended thereto, to provide investment sub-advisory services; and

WHEREAS, as of April 30, 2009, the Investment Sub-Advisory Agreement was amended and restated to make ministerial changes designed to facilitate the administration of this Agreement; and

WHEREAS, the Adviser, with the approval of the Trust's Board of Trustees ("Board"), including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), desires to amend and restate the Investment Sub-Advisory Agreement (as amended and restated hereby, this "Agreement") to make changes to reflect the merger and renaming of certain Sub-Advisers and desires to retain each Sub-Adviser to provide investment advisory services to certain series of the Trust, as set forth in Schedule A attached hereto, as may be amended from time to time (each series, a "Fund" and collectively, the "Funds"), in connection with the Advisory Agreement, and each Sub-Adviser is willing to render such investment advisory services; and

WHEREAS, the Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed among the parties hereto as follows:

1.  Appointment. The Adviser hereby appoints each Sub-Adviser as sub-adviser of each Fund for the period and on the terms set forth in this Agreement. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Fund related to research, statistical and investment activities.

2.  Duties as Sub-Adviser.

(a) Subject to the supervision of the Board and the Adviser, if and to the extent requested by the Adviser, each Sub-Adviser shall provide a continuous investment program for all or a portion of the assets of each Fund (with respect to each Sub-Adviser, its "Sub-Advised Assets"), including investment research and management, with respect to all securities and investments and cash equivalents of the Fund, in accordance with the investment objective, policies, strategies and limitations of the Fund, as provided in the Trust's registration statement, as currently in effect and amended from time to time. With respect to its Sub-Advised Assets, each Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund, and, for any Fund for which the Sub-Advisers are responsible for executing trades, the brokers and dealers through whom trades will be executed.

(b) For any Fund, with respect to its Sub-Advised Assets, for which each Sub-Adviser is responsible for executing trades, each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, with respect to its Sub-Advised Assets, each Sub-Adviser may, in its discretion, use brokers or dealers who provide the Funds, the Adviser's other clients, or the Sub-Adviser's other clients with research, analysis, advice and similar services. With respect to its Sub-Advised Assets, each Sub-Adviser may cause a Fund to pay those brokers and dealers in return for such brokerage and research services, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms of the particular transaction or of the overall responsibilities of the Sub-Adviser to a Fund and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser(s), or any affiliated person thereof, except in accordance with the applicable federal securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. With respect to its Sub-Advised Assets, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients, the Sub-Adviser may to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain best execution. In such event, orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. With respect to its Sub-Advised Assets, each Sub-Adviser may buy or sell securities for a Fund and simultaneously sell or buy such securities for another client account. Subject to applicable legal and regulatory requirements and Trust procedures, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved. Each Sub-Adviser agrees that it shall not consult with any other sub-adviser engaged by the Adviser that is not a party to this Agreement, or each Sub-Adviser's affiliates with respect to the securities transactions or other assets of the Fund or another sub-advised Fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

Notwithstanding the foregoing, each Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of a Fund and/or brokers or dealers through or with which portfolio transactions on behalf of the Fund may not be effected. Each Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board, as the case may be, is obtained.

(c) Each Sub-Adviser shall maintain all books and records with respect to the securities transactions of the Sub-Advised Assets for any Fund for which the Sub-Adviser is responsible for executing trades, and shall furnish the Board and Adviser with such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Board or Adviser reasonably may request. Each Sub-Adviser shall also furnish to the Adviser any other information relating to the securities transactions of the Sub-Advised Assets that is required to be filed by the Adviser or the Trust with the U.S. Securities and Exchange Commission ("SEC") or sent to shareholders pursuant to the federal securities laws or the rules thereunder. Each Sub-Adviser shall keep the Adviser informed of developments materially affecting a Fund or the Trust. The Adviser, the Trust's officers and the Funds' independent registered public accounting firm shall be permitted to inspect and audit such records pertaining to the Funds at reasonable times during regular business hours with advance notice. Each Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Trust and which are required to be maintained, and further agrees to surrender promptly to the Trust such records or to transfer said records to any successor sub-adviser upon request by the Trust.

(d) Each Sub-Adviser shall make its officers and employees available to meet with the officers of the Adviser and the Trust and the Board, either in person or, at the mutual convenience of the Adviser, the Board and the Sub-Adviser, by

telephone, on due notice to review a Fund's investments. In addition, each Sub-Adviser shall, on each Sub-Adviser's own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. For any Fund for which a Sub-Adviser is responsible for executing trades, such Sub-Adviser, from time to time, shall furnish to the Adviser and Trust's officers and to the Board, at such Sub-Adviser's expense, reports on securities transactions and reports on issuers of securities held by a Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, with respect to its Sub-Advised Assets, each Sub-Adviser shall provide advice and assistance to the Adviser, as necessary, as to the determination of the value of securities held or to be acquired by a Fund for valuation purposes.

(e) With respect to its Sub-Advised Assets, each Sub-Adviser shall provide to the Fund's custodian each business day information relating to the Fund's securities transactions. With respect to its Sub-Advised Assets, each Sub-Adviser shall provide sub-certifications, as reasonably requested by the Adviser or the Trust, in connection with the filings of Form N-CSR or Form N-Q.

(f) As requested, each Sub-Adviser shall vote proxies with respect to securities held by the Fund in accordance with the guidelines established by the Sub-Adviser and approved by the Board.

(g) Each Sub-Adviser is and shall, for all purposes herein provided, be deemed an independent contractor and, except as expressly provided herein or authorized in writing by the Adviser, no Sub-Adviser shall have authority to act for or represent the Funds or the Trust or otherwise be deemed an agent of the Fund, Trust or Adviser. Such designation of each Sub-Adviser as an independent contractor shall in no way limit each Sub-Adviser's fiduciary duties under this Agreement.

3.  Further Duties. In all matters relating to the performance of this Agreement, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and registration statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, the Internal Revenue Code of 1986, as amended, exemptive orders granted by the SEC, and all other applicable laws and regulations, as each is amended from time to time. Each Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure compliance with each Fund's investment objective, policies, strategies and limitations as stated in the registration statement and with the 1940 Act (or other relevant law).

4.  Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and each Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of any Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.  Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities or other investments for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

6.  Representations and Warranties of the Sub-Adviser.

(a) Each Sub-Adviser represents that it is duly registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and will continue to be so registered for so long as this Agreement remains in effect; is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; has the authority to enter into and perform the services contemplated by this Agreement; and will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from performing pursuant to this Agreement.

(b) Each Sub-Adviser represents that it has adopted and maintains a written code of ethics as required by Rule 17j-1 under the 1940 Act, policies and procedures regarding the detection and prevention of the misuse of material, non-public information by each Sub-Adviser and its employees and policies and procedures that are reasonably designed to prevent a violation of the federal securities laws as defined in Rule 38a-1 under the 1940 Act, and each Sub-Adviser will provide such code of ethics and policies and procedures, including any amendments thereto, to the Adviser.

(c) Each Sub-Adviser has provided the Adviser with a copy of its Form ADV and agrees to provide to the Adviser any amendments thereto.

(d) Each Sub-Adviser represents that it has read and understands the Trust's registration statement and warrants that it will use all reasonable efforts to adhere to the investment objective(s), policies, strategies and restrictions contained therein when investing a Fund's assets.

(e) The Adviser shall provide and each Sub-Adviser represents and warrants that it has reviewed any disclosure set forth in each Fund's regulatory documents or sales literature about the Sub-Adviser or its management of the Fund and such disclosure is accurate and does not contain any untrue statement of material fact or any omission of a material fact which is required to make the statement contained therein not misleading. Each Sub-Adviser agrees to notify the Adviser and the Trust if any such disclosure as to the Sub-Adviser becomes untrue, inaccurate or incomplete in any material respect or the Sub-Adviser undergoes any reorganization, including a change in its ownership or a change of portfolio managers to a Fund who are employees of the Sub-Adviser.

7.  Duties of the Adviser.

(a) The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall supervise and oversee each Sub-Adviser's performance of its duties under this Agreement; provided, however, that nothing herein shall relieve each Sub-Adviser of its responsibility to comply with the Trust's Agreement and Declaration of Trust, By-Laws, and registration statement, and all applicable laws and regulations, as each is amended from time to time. Notwithstanding the foregoing, each Sub-Adviser and Adviser shall agree, in consultation with the Board, on the responsibilities of each Sub-Adviser, if any, as they pertain to executing trades for a Fund.

(b) The Adviser shall furnish each Sub-Adviser with copies of each of the Trust's Agreement and Declaration of Trust, By-Laws, registration statement and exemptive application and order, as each is amended from time to time.

8.  Compliance.

(a) Each Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's management of a Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objective, policies, strategies or restrictions as stated in the registration statement or is otherwise in violation of applicable law.

(b) The Adviser agrees that it shall promptly notify each Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of its activities, functions or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c) The Trust and the Adviser shall be given access to any and all records or other documents of each Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. Each Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

(d) Each Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally.

9.  Expenses.

(a) During the term of this Agreement, each Fund will bear all expenses not specifically assumed by the Adviser and any Sub-Adviser, including the fee payment under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(b) The payment or assumption by any Sub-Adviser of any expense of the Trust or any Fund that the Sub-Adviser is not required by this Agreement to pay or assume shall not obligate the Sub-Adviser to pay or assume the same or any similar expense of the Trust or any Fund on any subsequent occasion.

10.  Compensation.

(a) The only fees payable to the Sub-Advisers under this Agreement are for providing discretionary investment management services pursuant to paragraph 2(a) above. For such services, the Adviser will pay each Sub-Adviser a fee in an amount set forth in Schedule A to this Agreement.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

11.  Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-Adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement. Nothing herein contained shall protect any Sub-Adviser against any liability to the Adviser, the Fund or its shareholders if any Sub-Adviser shall have caused the

Fund to be in violation of any federal or state law, rule or regulation or any investment objective, policy, strategy or restriction as set forth in the Trust's registration statement or any written guidelines, policies or procedures provided by the Board or the Adviser. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Sub-Adviser even though paid by it.

12.  Insurance. Each Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

13.  Duration and Termination.

(a) This Agreement, with respect to each Fund, was initially approved, and is effective, on the dates set forth in the attached Schedule A; provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Trust's Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect with respect to each Fund until the termination date set forth in Schedule A, and shall continue in effect from year to year thereafter provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of that Fund.

(c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s) this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Adviser and the Trust. Should this Agreement be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Agreement with respect to one or more Fund(s) or Sub-Adviser(s)

shall not affect the continued effectiveness of this Agreement with respect to any remaining Fund(s) or Sub-Adviser(s).

(d) This Agreement shall automatically terminate in the event of its assignment, or in the event the Advisory Agreement is terminated.

14.  Confidentiality. Each Sub-Adviser agrees that it will not disclose or use any records or information it obtains pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information it obtains directly as a result of this service relationship, and each Sub-Adviser shall disclose such non-public information only if the Adviser or the Board has authorized such disclosure, or if such information is or hereafter otherwise is known by the Sub-Adviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Sub-Adviser in connection with the performance of their professional services. Notwithstanding the foregoing, each Sub-Adviser, as appropriate in connection with the Sub-Advised Assets may disclose the total return earned by a Fund and may include such total return in the calculation of composite performance information without prior approval by the Adviser or the Trust's Board and shall have reasonable access to the records of the Trust supporting such total return calculations.

15.  Entire Agreement/Amendment. This Agreement constitutes the entire understanding and agreement of the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund's outstanding voting securities, when required by the 1940 Act.

16.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois (without regard to State of Illinois conflict or choice of law provisions) and the 1940 Act. To the extent that the applicable laws of the State of Illinois conflict with the applicable provisions of the 1940 Act, the latter shall control.

17.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors.

18.  Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of the Adviser shall be:

Invesco PowerShares Capital Management LLC
301 W. Roosevelt Road
Wheaton, Illinois 60187
Attention: H. Bruce Bond

With a copy to:

Invesco Aim Management Group, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046
Attention: General Counsel

Until further notice to the other parties, it is agreed that the address of each Sub-Adviser shall be set forth in Schedule B attached hereto.

19.  Multiple Sub-Advisory Agreements. This Agreement has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to such Fund. With respect to any one Sub-Adviser, (i) references in this Agreement to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Agreement" shall be construed according to the foregoing provisions.

20.  Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," "assignment," "broker," "dealer," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by SEC by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one document.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC	INVESCO ADVISERS, INC.

Adviser	Sub-Adviser

By: _________________________	By:	_________________________

Name: _________________________	Name:	_________________________

Title: _________________________	Title:	_________________________

INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

Sub-Adviser

	By:	_________________________

	Name:	_________________________

	Title:	_________________________

INVESCO ASSET MANAGEMENT LTD.

Sub-Adviser

	By:	_________________________

	Name:	_________________________

	Title:	_________________________

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

Sub-Adviser

	By:	_________________________

	Name:	_________________________

	Title:	_________________________

INVESCO AUSTRALIA LIMITED

Sub-Adviser

By:	_________________________

Name:	_________________________

Title:	_________________________

INVESCO HONG KONG LIMITED

Sub-Adviser

By:	_________________________

Name:	_________________________

Title:	_________________________

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser

By:	_________________________

Name:	_________________________

Title:	_________________________

INVESCO TRIMARK LTD.

Sub-Adviser

By:	_________________________

Name:	_________________________

Title:	_________________________

SCHEDULE A
(as of _______, 2010)

Fund	Sub-Advisory Fee (%)	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date
PowerShares Active Low Duration Fund	The Sub-Advisory fee, to be computed daily and paid monthly, shall be equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust with respect to the Fund pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the such Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(a) of the Agreement for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Agreement exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust.	1/27/10

PowerShares Active Mega Cap Fund	The Sub-Advisory fee, to be computed daily and paid monthly, shall be equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust with respect to the Fund pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the such Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(a) of the Agreement for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Agreement exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust.	1/27/10

SCHEDULE B

Addresses of Sub-Advisers

Invesco Advisers, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046

Invesco Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

Invesco Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Invesco Trimark Ltd.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

APPENDIX E

NAMES, ADDRESSES AND PRINCIPAL OCCUPATIONS OF THE PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE AFFILIATED SUB-ADVISERS

Invesco Trimark Ltd.

The following table provides information with respect to the principal executive officer and the directors of Invesco Trimark Ltd.. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.

Name	Position	Principal Occupation
Philip Alexander Taylor	Director and Chief Executive Officer	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust and Short-Term Investments Trust only).

Name	Position	Principal Occupation
David Colvin Warren	Director, Chief Financial Officer and Executive Vice President	Director, Chief Financial Officer and Executive Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, Invesco Trimark Dealer Inc/Coutage Invesco Trimark Inc., , Invesco Inc., and IVZ Callco Inc.; Director, Invesco Canada Holdings Inc. and AIM GP Canada Inc.; and Senior Vice President, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.

Peter Intraligi	Director, Chief Operating Officer and President	Director, Chief Operating Officer and Executive Vice President, 1371 Preferred Inc.; Director, Invesco Canada Holdings Inc.; Director, Chief Operating Officer and President, Invesco Trimark Ltd./Invesco Trimark Ltée; and Director and Chief Operating Officer, IVZ Callco Inc., Invesco Inc., and Invesco Trimark Dealer Inc/Coutage Invesco Trimark Inc.

Graham Stewart Anderson	Director and Chief Investment Officer	Director and Chief Investment Officer, Invesco Trimark Ltd./Invesco Trimark Ltée.

Eric J. Adelson	Director and Senior Vice President, Legal & Secretary	Director, Secretary and Senior Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, AIM GP Canada Inc, IVZ Callco Inc. and Invesco Trimark Dealer Inc/Courtage Invesco Trimark Inc.

Invesco Asset Management Deutschland, GMBH

The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management Deutschland, GmbH. The business address of the principal executive officer and each director is An der Welle 5, 1st Floor, Frankfurt, Germany 60322.

Name	Position	Principal Occupation
Karl-George Bayer	Director	Managing Director, Invesco Asset Management Deutschland GmbH.

Bernhard Lander	Director	Director, Invesco UK Limited; Managing Director, Invesco Kapitalanlagegesellschaft mbH and Invesco Asset Management Deutschland, GmbH

Dr. Jens Langewand	Director	Managing Director, Invesco Asset Management Deutschland GmbH

Alexander Heinrich Lehmann	Director	Managing Director, Invesco Asset Management Deutschland GmbH and Supervisory Board, Invesco Asset Management (Schweiz) AG.

Name	Position	Principal Occupation
Christian Puschmann	Director	Director, INVESCO Holding Germany Ltd & Co OHG and INVESCO Services Ltd OHG; Managing Director, INVESCO Kapitalanlagegesellschaft mbH; and Managing Director and General Manager, Invesco Asset Management Deutschland GmbH.

Invesco Asset Management Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management Limited. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

Name	Position	Principal Occupation
Roderick George Howard Ellis	Director	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, INVESCO Administration Services Limited, INVESCO Asset Management Limited, INVESCO Asset Management SA, INVESCO CE SA, INVESCO CE Services SA, INVESCO Continental Europe Holdings SA, INVESCO Continental Europe Service Centre SA, INVESCO Fund Managers Limited, INVESCO Global Investment Funds Limited, INVESCO Group Limited, INVESCO GT Asset Management PLC, INVESCO Holland B.V., INVESCO International (Southern Africa) Limited, INVESCO Pacific Group Limited, INVESCO Real Estate Limited, INVESCO Savings Scheme (Nominees) Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Portfolio Management Limited, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited, and Invesco Perpetual Life Limited; Supervisory Board, INVESCO Asset Management Oesterreich GmbH and INVESCO Kapitalanlagegesellschaft mbH; Director and Chairman, INVESO Global Asset Management (Bermuda) Limited; Director, Chief Executive Officer and President, Invesco Pacific Holdings Limited; Treasurer, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltee, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc., Invesco Mortgage Capital, Inc., Invesco Investments (Bermuda) Ltd., IVZ Callco Inc.

Charles Douglas Henderson	Director	Director, Invesco Asset Management Limited and Invesco Fund Managers Limited

Paul Jean Joubert	Director	Director, Invesco Asset Management Limited and Manager, Invesco Real Estate Management S.a.r.l.

Name	Position	Principal Occupation
Lu Ann Stella Katz	Director	Director, Invesco Asset Management Limited; Senior Vice President, Invesco Aim Distributors, Inc.; and Vice President, Invesco Advisers, Inc.

Robert John Yerbury	Director	Director and Chief Executive, Atlantic Wealth Management Limited, Invesco Perpetual Life Limited and Perpetual Portfolio Management Limited; Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco UK Limited, Perpetual Income and Growth Investmetn Truste and Perpetual plc; Senior Managing Director, and Head of United Kingdom, Invesco Ltd.; and Director and Deputy Chairman, Investment Management Association.

John Rowland	Director	Director, Atlantic Wealth Management Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, INVESCO Management S.A., Invesco UK Limited, INVESCO Global Asset Management Limited and Perpetual Portfolio Management Limited.

Graeme John Proudfoot	Director	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco Group Limited, Invesco GT Asset Management PLC, Invesco International Holdings Limited, Invesco North American Group Limited, Invesco Pacific Group Limited, INVESCO Savings Scheme (Nominees) Limited, Elliot Associates Limited, Finemost Limited, Alpha Portfolios plc, James Bryant Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited; Alternate Director, Invesco Japan Discovery Trust plc; Director and Secretary, AMVESCAP Limited and Atlantic Wealth Holdings Limited; Director and Vice President, INVESCO Pacific Holdings Limited; Secretary, Royal Canoe Club Trust; and Director and Deputy Chairman, INVESCO Global Asset Management (Bermuda) Limited.

Ian James Trevers	Director	Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco International Limited, Invesco UK Limited, Invesco Perpetual Life Limited and Investment Management Association.

Name	Position	Principal Occupation
Nigel Marcus Doman	Director	Director, Invesco A I M Global Management Company Limited and Invesco Asset Management Limited, AIM Global Management Limited and Short-Term Investments Company (Global Series) Public Limited Company.

James Ian Wedderburn Cleland Robertson	Director	Director and Chief Executive, Invesco Asset Management Limited, Invesco Administration Services Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited and Invesco UK Limited; Director, Invesco (Bermuda) Limited; and Senior Managing Director, Head of Global Operations and IT and Executive Director, Invesco Ltd.

Andrew John Rofe	Director	Director, Invesco Asset Management Limited, INVESCO Real Estate S.r.o., Consolidated Property Investments and Metrose Properties Limited; and Manager, Invesco Real Estate Management S.a.r.l.

Invesco Asset Management (Japan) Limited

The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

Name	Position	Principal Occupation
Andrew Tak Shing Lo	Director	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited;; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited., Invesco Asset Management Pacific Limited., Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.

Atsushi Kawakami	Director	Director, Invesco Asset Management (Japan) Ltd.

Alexander Maurice Prout	Chief Executive Officer	Chief Representative Director, Invesco Asset Management (Japan) Ltd.

Masakazu Hasegawa	Director	Director, Invesco Asset Management (Japan) Ltd. and INVESCO Pacific Partner Ltd.

Invesco Australia Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Australia Limited. The business address of the principal executive officer and each director is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.

Name	Position	Principal Occupation
Robert Maurice Edward Ades	Director	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Andrew Tak Shing Lo	Director	Director and Chairman, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd, and Invesco Taiwan Limited; Director, Huaneng Invesco WLR Investmetn Consulting Company Ltd.,Invesco Asset Management (Japan) Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Great Wall Fund Management Company Limited, Invesco Hong Kong Limited, Invesco Pacific Holdings Limited, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia Pacific, Invesco Ltd.

Michael Joseph O'Brien	Director	Director, Invesco Asset Management Australia (Holdings) Ltd; and Director and Chief Executive Officer, Invesco Australia Limited.

Jeremy Charles Simpson	Director	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.

Mark David Yesberg	Director	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Ian Alistair Sinclair Coltman	Secretary	Secretary, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Invesco Hong Kong Limited

The following table provides information with respect to the principal executive officer and the directors of Invesco Hong Kong Limited. The business address of the principal executive officer and each director is 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.

Name	Position	Principal Occupation
Andrew Tak Shing Lo	Director	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited;; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited., Invesco Asset Management Pacific Limited., Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.

Jeremy Charles Simpson	Director	Director, Invesco Asset Management Singapore Ltd, , Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, IRE (Cayman) Limited and Invesco UK Limited; Director, Secretary and Finance Director, Invesco Hong Kong Limited; Director and Secretary, Invesco Asset Management Asia Ltd, Invesco Asset Management Pacific Limited, and INVESCO (B.V.I) NOMINEES LIMITED; Director and Deputy Chairman, Invesco Pacific Partner Ltd; and Secretary,Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.

Gracie Yuen See Liu	Director	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited.

John Gerald Greenwood	Director	Director, Invesco Asset Management Asia Limited and Invesco Asset Management Singapore Ltd; and Director and Vice Chairman, Invesco Hong Kong Limited.

Siu Mei Lee	Director	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited.; and Director and Secretary, IRE (Hong Kong) Limited.

Name	Position	Principal Occupation
Ka Yiu Desmong Ng	Director	Director, Invesco Taiwan Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Singapore Ltd and Invesco Hong Kong Limited.

Anna Seen Ming Tong	Director	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Taiwan Limited and Invesco Hong Kong Limited.

Monica Ahweng	Secretary	Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limite, Invesco Asset Management Pacific Limited and Invesco Hong Kong Limited.

Invesco Advisers, Inc (formerly known as Invesco Institutional (N.A.), Inc.)

The following table provides information with respect to the principal executive officer and the directors of Invesco Advisers, Inc. . The business address of the principal executive officer and each director isTwo Peachtree Pointe, 1555 Peachtree Street NE, Atlanta, Georgia 30309.

Name	Position	Principal Occupation
Gregory Mark Armour	Director, Co-Chairman, Co-President, and Co-Chief Executive Officer	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

Name	Position	Principal Occupation
Philip A. Taylor	Director, Co-Chairman, Co-President, and Co-Chief Executive Officer	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust and Short-Term Investments Trust only).

Loren M. Starr	Director	Director, Chief Executive Officer, President and Chief Financial Officer, Invesco Group Services, Inc. and IVZ, Inc.; Director, Invesco Advisers, Inc. and Invesco Holding Company Limited; Director, Chief Financial Officer and President, Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director and Chief Financial Officer, Invesco Ltd. and Director and Chairman, Association for Financial Professionals.

Name	Position	Principal Occupation
Kevin M. Carome	Director and Secretary	Director and Executive Vice President, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director, General Counsel and Secretary, Invesco Ltd.; Director and Secretary, Invesco Advisers, Inc.; Director, INVESCO Funds Group, Inc. and Invesco Holding Company Limited; and Vice President, The AIM Family of Funds®.

Invesco Senior Secured Management, Inc.

The following table provides information with respect to the principal executive officer and the directors of Invesco Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.

Name	Position	Principal Occupation
David Alexander Hartley	Director and Chief Financial Officer	Director, Invesco Senior Secured Management, Inc., INVESCO Realty, Inc., INVESCO Private Capital Investments, Inc., Invesco Private Capital, Inc., INVESCO (NY) Trust Company, Atlantic Trust Company, N.A., INVESCO National Trust Company; Chief Accounting Officer, Invesco Ltd.; Director, Chief Financial Officer and Vice President, INVESCO Asset Management (Bermuda) Ltd.; Treasurer, INVESCO Funds Group, Inc., INVESCO Distributors, Inc., Invesco Advisers, Inc., Invesco Aim Retirement Services, Inc. and Invesco Aim Global Holdings, Inc.; Chief Financial Officer and Treasurer, Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc. and Invesco Aim Management Group, Inc.

Gregory Stoeckle	Managing Director and President	Managing Director and President, Invesco Senior Secured Management, Inc.; and Vice President, Invesco Advisers, Inc.

Gregory Mark Armour	Director and Chairman	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE HOLD POSITIONS WITH THE AFFILIATED SUB-ADVISERS AND OWN SHARES OF INVESCO LTD. OR AN AFFILIATED SUB-ADVISER

Unless otherwise noted below, no trustee or officer of the Trust (i) is an officer, employee, director or shareholder of Invesco Ltd. or an Affiliated Sub-Adviser and (ii) who is not a director of the Affiliated Sub-Advisers owns, or has the option to purchase, shares of Invesco Ltd. or any Affiliated Sub-Advisers.

Kevin Carome serves as a trustee of the Trust and as Director and General Counsel of Invesco Ltd.

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APPENDIX F

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As adopted by the Audit Committee of the PowerShares Funds (the "Funds")
June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committee of the Funds' (the "Audit Committee") Board of Trustees (the "Board") is responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.  Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.  The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.  Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.  Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.  Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds' Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

•  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•  Financial information systems design and implementation

•  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•  Actuarial services

•  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•  Management functions

•  Human resources

•  Broker-dealer, investment adviser, or investment banking services

•  Legal services

•  Expert services unrelated to the audit

•  Any service or product provided for a contingent fee or a commission

•  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•  Tax services for persons in financial reporting oversight roles at the Fund

•  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

P-ACTIVE Proxy

FOUR EASY WAYS TO VOTE YOUR PROXY
INTERNET:	Go to www.proxyvote.com and follow the online directions.
TELEPHONE:	Please refer to the proxy card and follow the simple instructions.
MAIL:	Vote, sign, date and return your proxy by mail.
IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES [ ] (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the Board)”)
A PORTFOLIO OF POWERSHARES ACTIVELY MANAGED EXCHANGE-	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TRADED FUND TRUST (the “Trust”)	TO BE HELD MARCH 22, 2010

The undersigned hereby appoints Andrew Schlossberg, Benjamin Fulton and Bruce Duncan, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 22, 2010, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” THE APPROVAL OF EACH PROPOSAL.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

*--+

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal.

						WITHHOLD
						AUTHORITY
					FOR	FOR ALL	FOR ALL
					ALL	NOMINEES	EXCEPT*

1.	To elect seven (7) trustees to the Board of Trustees of the Trust.				☐	☐	☐

	(1)	Ronn R. Bagge	(5)	Marc M. Kole
	(2)	Todd J. Barre	(6)	Philip M. Nussbaum
	(3)	H. Bruce Bond	(7)	Donald H. Wilson
	(4)	Kevin M. Carome

	*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

					FOR	AGAINST	ABSTAIN
2.

To approve a new investment sub-advisory agreement between Invesco PowerShares Capital Management LLC and Invesco Advisers, Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. on behalf of the Fund.

					☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

FOUR EASY WAYS TO VOTE YOUR PROXY
INTERNET:	Go to www.proxyvote.com and follow the online directions.
TELEPHONE:	Please refer to the proxy card and follow the simple instructions.
MAIL:	Vote, sign, date and return your proxy by mail.
IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES [ ] (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES ACTIVELY MANAGED EXCHANGE-	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TRADED FUND TRUST (the “Trust”)	TO BE HELD MARCH 22, 2010

The undersigned hereby appoints Andrew Schlossberg, Benjamin Fulton and Bruce Duncan, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 22, 2010, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE .

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

*--+

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposal.

						WITHHOLD
						AUTHORITY
					FOR	FOR ALL	FOR ALL
					ALL	NOMINEES	EXCEPT*

1.	To elect seven (7) trustees to the Board of Trustees of the Trust.				☐	☐	☐

	(1)	Ronn R. Bagge	(5)	Marc M. Kole
	(2)	Todd J. Barre	(6)	Philip M. Nussbaum
	(3)	H. Bruce Bond	(7)	Donald H. Wilson
	(4)	Kevin M. Carome

	*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.